Consolidated Statements Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net income	$ 44,467	$ 27,376	$ 47,218
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX EFFECT OF NIL
Change in net foreign currency translation adjustments	(1,202)	633	1,947
Change in deferred pension gain (loss)	(388)	(203)	(337)
OTHER COMPREHENSIVE INCOME (LOSS)	(1,590)	430	1,610
TOTAL COMPREHENSIVE INCOME	$ 42,877	$ 27,806	$ 48,828